Exhibit 99.1

Contact:	Wendi Kopsick Jim Fingeroth Kekst and Company (212) 521-4800

FOR IMMEDIATE RELEASE

FOOTSTAR REPORTS SECOND QUARTER SALES RESULTS

WEST NYACK, NEW YORK, July 10, 2003—Footstar, Inc. (NYSE: FTS) today reported that comparable store sales for the thirteen-week period ended June 28, 2003 declined 2.2%. Comparable store sales at Meldisco decreased 4.9%, and comparable store sales for the athletic segment increased 1.0%.

Total sales for the second quarter were $491.3 million, a decrease of 17.2% from $593.1 million in the second quarter of 2002. Total sales for the Meldisco division declined 28.6% to $262.4 million from $367.6 million, and total sales in the Company’s athletic segment increased 1.5% to $228.9 million from $225.5 million. The overall sales decline in large part reflects fewer Kmart and J. Baker stores in operation at Meldisco.

For the twenty-six-week period ended June 28, 2003, the Company’s comparable store sales declined 3.7%. Comparable store sales at Meldisco were down by 7.7%, and comparable store sales for the athletic segment rose 0.5%.

The Company’s total sales for the twenty-six week period were $973.9 million, a decrease of 15.1% from $1,146.9 million in the same period of 2002, reflecting, again, in large part the fewer stores in operation at Meldisco. Total sales for Meldisco declined 26.3% to $503.2 million from $683.2 million, and total sales in the Company’s athletic segment increased 1.5% to $470.7 million from $463.7 million.

Footstar’s second quarter performance reflects a number of factors across the Company’s business. At Meldisco, sales this spring were below plan, especially in sandals and beachwear, due to the cold, wet weather that prevailed until the final days of June. The Company’s Thom McAn business, however, remained strong across genders and retailers. In the athletic segment, results were mixed. Footaction delivered high single digit comparable store sales gains as the chain benefited from increased offerings from Nike, which has resulted in higher quantities of exclusive and allocated product in Footaction stores. Just For Feet continued to experience reduced customer traffic, which led to a nearly double digit comparable store sales decline. Based on the success of increased Nike products at Footaction, the Company will expand the scope of Nike offerings at Just For Feet and in its Consumer Direct business beginning in the fourth quarter of 2003.

In the second half of the year, the Company’s focus is to continue to manage through the difficult changes in its business, including a nearly 30% smaller Kmart store base and the more competitive nature of its core family footwear and athletic footwear markets. Meldisco will continue to experience the impact on both sales and margins of the approximately 600 combined Kmart store closings in 2002 and 2003. As the Company noted in its January 15, 2003 press release, the 316 Kmart stores closed in 2003 as part of the bankruptcy proceedings had more profitable footwear departments than the 283 stores closed in 2002. In addition, the 2003 store closings took place earlier in the year. While the Company’s distribution in Wal-Mart is contributing positively to results, the loss of these 600 Kmart footwear departments is having a significant negative effect.

Footstar continues to explore new opportunities to broaden its reach and distribution, including moving forward with the development of its Shoe Zone store concept, which has achieved initial success in Puerto Rico, while seeking to optimize performance in the new, post-bankruptcy Kmart. The athletic segment will continue to work with key vendors to enhance results, while management plans to take further steps to address Just For Feet’s underperformance, including working to bring more allocated and exclusive product into stores, altering the chain’s media message and frequency, and continuing to refine the merchandise mix.

In addition to the lower-than-expected sales in the first half due to the unseasonable weather pattern and the Kmart store closings, results for the full 2003 year are also expected to reflect lower margins at Meldisco, due to its investment in infrastructure and dedicated teams to support its newer businesses at Wal-Mart, Shoe Zone and in occupational footwear. Full year results will also include a number of one-time costs associated with the Kmart store closings, as well as expenses related to the Company’s previously announced accounting investigation and restatement. “We appreciate the continued support of our lenders and vendors during this period,” Mickey Robinson, Chairman and Chief Executive Officer, commented.

Footstar, Inc. is a leading footwear retailer. The Company offers a broad assortment of branded athletic footwear and apparel through its two athletic concepts, Footaction and Just For Feet and their websites, www.footaction.com and www.justforfeet.com, and discount and family footwear through licensed footwear departments operated by Meldisco. As of June 28, 2003, the Company operated 437 Footaction stores in 41 states, Puerto Rico, and the U.S. Virgin Islands, 94 Just For Feet superstores located predominantly in the Southern half of the country, and 2,515 Meldisco licensed footwear departments and 23 Shoe Zone stores. The Company also distributes its own Thom McAn brand of quality leather footwear through Kmart, Wal-Mart and Shoe Zone stores.

FORWARD-LOOKING STATEMENT AND DISCUSSION OF BUSINESS RISKS: The foregoing discussion contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 and is based on current expectations, assumptions, estimates and projections. Forward-looking statements can be identified by such forward-looking terminology as “intends”, “plans”, “currently expects”, “anticipates”, “will,” and similar statements or variations of such terms including any discussion of sales, margins, other operating results or outlook. The footwear and apparel business is highly competitive and such forward-looking statements involve significant material known and unknown risks and uncertainties which can cause actual results to differ materially from such forward-looking statements, including the future impact on the Company’s business of Kmart’s restructured business as part of Kmart’s bankruptcy proceeding and the profitability and success of Kmart’s operations going forward following its emergence from bankruptcy (at which the Company currently has approximately 1,500 licensed footwear departments) and the ability to successfully operate ShoeZone in markets outside of Puerto Rico. Certain other risks and uncertainties include, but are not limited to the results of the investigation into restatement matters, including the causes and magnitude of the discrepancies in its accounts payable balance and other accounting and auditing matters; any adverse outcome of any legal proceeding or any SEC investigation relating to the Company; any adverse response of any of the Company’s lenders, vendors, customers, media and others relating to the Company’s financial statements and accounting processes, policies and procedures or impact on the Company’s credit facilities; integration of business units, global liquidity; global concerns; consumer demand for the Company’s products; unseasonable weather; consumer acceptance of the Company’s merchandise mix and retail locations; product availability; the effect of competitive products and pricing, strikes, the ability to obtain retail locations; and existing retail economic conditions including the impact on consumer spending and consumer confidence from a changing economy and a highly promotional retail environment. These and other important factors that can cause actual results to differ materially from such forward-looking statements are also included in the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission as well as in other periodic reports filed by the Company with the Securities and Exchange Commission. You are urged to consider all such factors. In light of the uncertainty inherent in such forward-looking statements, you should not consider their inclusion to be a representation that such forward-looking matters will be achieved or that current trends are an indication of future results. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.

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